UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On December 1, 2021, Dana Incorporated (“Dana”) announced the appointment of Timothy R. Kraus as Senior Vice President and Chief Financial Officer. Mr. Kraus succeeds Jonathan M. Collins, who will be leaving Dana to become CFO of Clarivate plc (NYSE: CLVT), a world-leading information and analytics provider. Mr. Collins will continue with Dana through December 15, 2021, to assist with the transition.

Mr. Kraus, 52, an officer of the company with more than a decade of experience at Dana, most recently served as Senior Vice President of Finance and Treasurer since 2016. In this role, he was responsible for Dana’s global treasury operations, including corporate liquidity, cash and risk management, and Dana’s banking and ratings agency relationships. In addition, Mr. Kraus led Dana’s tax and business development activities.

In his new role, Mr. Kraus will be entitled to:

•	$600,000 annual base salary;

•	An annual bonus of 75% of his annual base salary upon the achievement of target-level performance;

•

Annual grants beginning with the 2022 long term incentive program under Dana’s 2021 Omnibus Incentive Plan to be valued at 250% of his annual base salary to be granted on the same date as other senior executives;

•

Two annual grants of Restricted Stock Units totaling $200,000. $100,000 granted on December 8, 2021 and vesting on the first anniversary of his date of promotion; and $100,000 granted on the first anniversary date of his date of promotion and vesting on the second anniversary of his date of promotion; and

•	All of Dana’s benefit plans or arrangements in effect from time to time with respect generally to senior executives, including Executive Severance Policy and Change in Control Severance Policy.

A copy of Dana’s press release related to this appointment is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following item is filed with this report.

Exhibit No.	Description

99.1	Dana Incorporated Press Release dated December 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Dated: December 1, 2021	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel & Secretary